Exhibit 99.1

The Leading Provider of Inpatient Behavioral Healthcare Services NASDAQ: PSYS

Forward Looking Statements Statements contained in this presentation concerning future results, performances or expectations are forward-looking statements that involve risks and uncertainties. Actual results, performance or developments could differ materially from those expressed or implied by those forward-looking statements as a result of known or unknown risks, uncertainties and other factors described from time to time in the Company's filings with the Securities and Exchange Commission, press releases and other communications. The Company assumes no obligation to update information contained in this presentation.

Today's Presenters Joey Jacobs Chairman, President and Chief Executive Officer Brent Turner Vice President, Treasurer and Investor Relations

Psychiatric Solutions ("PSI") to acquire Behavioral Healthcare Corporation ("BHC"), a wholly-owned subsidiary of Ardent Health Services ("Ardent") $560 million in cash and stock $500 million cash $60 million in shares of PSI common shares (the "Stock Consideration"), subject to a collar The number of PSI shares to be issued either will fluctuate within a $33.90 - $45.86 range of PSI's stock price (the "Collar"), or will be fixed outside of the Collar (1.308 - 1.770 million shares) Transaction subject to HSR and other regulatory approvals Second Quarter of 2005 Description: Transaction Overview Consideration: Required Approvals: Expected Closing:

Joey Jacobs Chairman, President and Chief Executive Officer

Ardent - Behavioral Healthcare Corporation (BHC) BHC is the behavioral healthcare division of Ardent Health Services BHC is the third largest inpatient provider of behavioral healthcare services in the U.S. Owns and operates 20 facilities with 1,997 beds Current bed mix is 71% Acute / 29% RTC Market leading facilities, the majority of which are sole market providers Offers a full continuum of behavioral healthcare services Proven development efforts 2004 Adjusted Revenue and Adjusted EBITDA of $302.0 million and $50.5 million, respectively

Creates the clear leader in the inpatient behavioral healthcare sector Highly attractive assets with long track records of clinical and financial performance Enhances operational, financial and geographic scale Highly complementary business with limited integration risk Accelerates our expansion in the highly attractive inpatient behavioral healthcare industry Significant future upside at acquired facilities Acquisition Rationale + Behavioral Health

Leading National Presence PSI's Facilities BHC's Facilities Headquarters National Footprint Key Statistics Largest provider of inpatient behavioral healthcare in the U.S. Combined company will have approximately an 11% national market share in a fragmented industry Expands operations from 19 to 27 states PSI will grow from 34 to 54 facilities and from 4,337 to 6,334 beds Pro forma bed mix of approximately 57% Acute / 43% RTC Pro forma payor mix 34% Medicaid, 11% Medicare and 55% Commercial, Third Party and Other

Established BHC Assets in Strong Markets Washington (1) # Beds Fairfax (Kirkland) 133 Idaho (1) # Beds Intermountain (Boise) 125 California (4) # Beds Alhambra (Rosemead) 85 Fremont (Fremont) 78 Heritage Oaks (Sacramento) 76 Sierra Vista (Sacramento) 72 Nevada (3) # Beds Montevista (Las Vegas) 80 West Hills (Reno) 95 Willow Springs (Reno) 74 New Mexico (1) # Beds Mesilla Valley (Las Cruces) 114 Arkansas (1) # Beds Pinnacle Pointe (Little Rock) 102 Illinois (1) # Beds Streamwood (Streamwood) 233 Indiana (3) # Beds Columbus (Columbus) 70 Meadows (Bloomington) 78 Valle Vista (Greenwood) 88 Ohio (3) # Beds Belmont Pines (Youngstown) 76 Fox Run (St. Clairsville) 93 Windsor (Chagrin) 47 Pennsylvania (1) # Beds Brooke Glen (Fort Washington) 146 Virginia (1) # Beds Cumberland (New Kent) 132

History of Strong Growth 2001 2002 2003 2004 2004 PF Base 0 4 5 24 34 Acquired 4 1 19 10 20 Facility Count 2001 2002 2003 2004 2004 PF Base 44 113 293.7 487.2 808.8 Revenue CAGR = 122.9% PSI PF for BHC Acquisition 5 24 34 54 Note: Pro forma Adjusted revenue includes Adjusted 2004 PSI revenue of $506.9 million, adjusted by $19.7 million to give full year effect to acquisitions completed during 2004 and Adjusted 2004 BHC revenue of $302.0 million, adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of revenue from sold and divested facilities.

2001 2002 2003 2004 2004 PF EBITDA 5.8 12.2 34.8 62.7 118.3 History of Strong Growth EBITDA 2001 2002 2003 2004 Base 0.25 0.42 0.75 1.18 Diluted Earnings per Share CAGR = 121.1% CAGR = 67.7% PSI PF for BHC Acquisition Note: Pro forma Adjusted EBITDA includes Adjusted 2004 PSI EBITDA of $68.9 million, adjusted by $6.2 million to give full year effect to acquisitions completed during 2004 and Adjusted 2004 BHC EBITDA of $50.5 million, adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of EBITDA from sold and divested facilities. Includes an additional $1.0 million of corporate overhead that PSI will incur as a result of the transaction.

Highly Attractive Industry Inpatient behavioral segment = $13.9 billion in 2003 Estimated 50 million people in the United States with diagnosable mental disorders 4 of the 10 leading causes of disability in the United States are mental disorders Capacity rationalization in the early 90's created a supply / demand imbalance Stabilized pricing and inpatient ALOS combined with increased admissions and occupancy trends Medicare PPS positive impact to freestanding providers

Brent Turner Vice President, Treasurer and Investor Relations

Sources and Uses Transaction Summary Total consideration will be $560 million, consisting of $500 million in cash and $60 million in PSI stock, subject to a collar 1.8 million shares at bottom of collar; 1.3 million shares at top of collar Valuation BHC 2004 Adjusted Revenue and Adjusted EBITDA adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of EBITDA from sold and divested facilities. ($ in millions) Purchase Price $560.0 Multiple 2004 Adj. Revenue (1) $302.0 1.85x 2004 Adj. EBITDA (1) 50.5 11.1

Pro Forma Capitalization PSI 12/31/04 balance sheet adjusted for $50 million equity clawback of 10 5/8% Senior Subordinated Notes completed in January 2005. PSI LTM Adjusted EBITDA adjusted by $6.2 million to give full year effect to acquisitions completed during 2004 Pro forma Adjusted LTM EBITDA adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of EBITDA from sold and divested facilities. Includes an additional $1.0 million of corporate overhead that PSI will incur as a result of the transaction. PSI 12/31/04 Adj.(1) Transaction Adjustments PSI 12/31/04 PF

BHC Historical Performance BHC has generated strong revenue and EBITDA growth Net Revenue EBITDA DSOs 2002 2003 2004 PSI 241.9 267.6 302 2002 2003 2004 PSI 40.7 47.2 50.5 2002 2003 2004 PSI 69 64 58 CAGR = 11.7% CAGR = 11.3% Note: 2004 Adjusted Revenue and Adjusted EBITDA adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of EBITDA from sold and divested facilities.

Pro Forma Financials 2001 2002 2003 2004 PSI 44 113.9 293.7 506.9 BHS 224 241.9 267.6 302 Pro Forma Revenue 2001 2002 2003 2004 PSI 5.8 12.2 34.8 68.9 BHS 27.8 40.7 47.2 50.5 Pro Forma EBITDA CAGR = 44.5% CAGR = 52.6% Note: Pro forma Adjusted revenue includes Adjusted 2004 PSI revenue of $506.9 million, adjusted by $19.7 million to give full year effect to acquisitions completed during 2004 and Adjusted 2004 BHC revenue of $302.0 million, adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of revenue from sold and divested facilities. Note: Pro forma Adjusted EBITDA includes Adjusted 2004 PSI EBITDA of $68.9 million, adjusted by $6.2 million to give full year effect to acquisitions completed during 2004 and Adjusted 2004 BHC EBITDA of $50.5 million, adjusted for the add-back of the $3.4 million loss at Brooke Glen facility and the exclusion of $1.4 million of EBITDA from sold and divested facilities.

Before the acquisition, our guidance for 2005 EPS was $1.43 - $1.50 We expect the acquisition to be significantly accretive and are raising our guidance for 2005 EPS to $1.57 - $1.62, reflecting a closing in the second quarter of 2005 Additionally, we are establishing guidance for 2006 EPS at $1.97 - $2.05 Revised Earnings Estimates Note: This guidance assumes the completion of this transaction occurs in early May and does not include the impact of an expected charge of approximately $7 million in the first quarter of 2005 related to the early retirement of $50 million of the Company's senior subordinated notes or of the expected adoption of FASB Statement No. 123R in the third quarter of 2005. In addition, this guidance does not include any impact from additional future acquisitions.

The Leading Provider of Inpatient Behavioral Healthcare Services NASDAQ: PSYS